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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 30, 1999

                           Transworld Healthcare, Inc.
                         -------------------------------
             (Exact name of Registrant as specified in its charter)


                                    New York
                                --------------
                 (State or other jurisdiction of incorporation)



         1-11570                                       13-3098275
---------------------                            ----------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)


555 Madison Avenue, New York, NY                      10122
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(Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code: (212) 750-0064

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         (Former name or former address, if changed since last report.)


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Item 5. Other Events

         Transworld Healthcare, Inc. (the "Company") announced on April 29, 1999 that its common stock, which had been trading on the Nasdaq National Market, will begin trading on the American Stock Exchange effective April 30, 1999. The ticker symbol for the stock will be TWH. The change was necessitated by non-compliance with Nasdaq's rule requiring that shares quoted on the National Market trade at a price of $5 or more.


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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Transworld Healthcare, Inc.
                                          ---------------------------
                                                (Registrant)


Date:  April 30, 1999                     By: /s/ Wayne A. Palladino
                                              ----------------------------
                                              Senior Vice President and
                                              Chief Financial Officer




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